SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 3, 2003

OLYMPIC RESOURCES LTD.
(Exact name of registrant as specified in its charter)

Wyoming
(State or Other Jurisdiction of Incorporation)

0-30598	Application Pending
(Commission File Number)	(IRS Employer Identification No.)

Suite 525, 999 W. Hastings Street
Vancouver, British Columbia	V6C 2W2
(Address of principal executive offices)	(Zip Code)

(604) 689-1810
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
Exhibit 99.1
Exhibit 99.2

ITEM 9. REGULATION FD DISCLOSURE

     The press release dated March 3, 2003 is attached as Exhibit 99.1

     The press release dated March 4, 2003 is attached as Exhibit 99.2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLYMPIC RESOURCES LTD.

(Registrant)

Date: March 5, 2003	By: /s/ Patrick Forseille
Name: Patrick Forseille
Title: Chief Financial Officer

EXHIBITS

99.1	Press Release dated March 3, 2003
99.2	Press Release dated March 4, 2003